POWER OF ATTORNEY

(For Executing Form ID, Forms 3, 4 and 5 and Schedule 13D and 13G)

Know all by these presents that the undersigned hereby constitutes and appoints each of Miguel Vega and Lily Colahan of Cooley LLP; and Gregory Williams, Neil Belloff and John Green of Eloxx Pharmaceuticals, Inc. (the “Company”), the undersigned’s true and lawful attorneys-in-fact and agents to:

(1)

Prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the the Securities and Exchange Commission (the “SEC”) Form ID, Uniform Application for Access Codes to File on EDGAR, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 13 and Section 16(a) of the Securities Exchange Actof 1934, as amended (the “Exchange Act”), or any rule or regulation thereunder;

(2)

Prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the SEC Forms 3, 4 and 5 (including amendments thereto and joint filing agreements in connection therewith) in accordance with Section 16(a) and the rules and regulations thereunder in the undersigned’s capacity as an officer, director or beneficial owner of more than 10% of a registered class of securities of the Company and Schedule 13D or 13G (including amendments thereto and joint filing agreements in connection therewith) in accordance with Section 13 of the Exchange Act and the rules and regulations thereunder;

(3)

Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to prepare and execute any such Form ID and Forms 3, 4 or 5 or Schedule 13D or 13G (including amendments thereto and joint filing agreements in connection therewith) and file such forms with the SEC and any stock exchange, self-regulatory association or any similar authority; and

(4)

Take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, and their substitutes, in serving in such capacity at the request of the undersigned, are not assuming (nor is the Company assuming) any of the undersigned’s responsibilities to comply with Section 13 and Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the earliest to occur of (a) the undersigned is no longer required to file Form ID or Forms 3, 4 and 5 or Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by the Company, (b) revocation by the undersigned in a signed writing delivered to the Company and the foregoing attorneys-in fact or (c) as to any attorney-in-fact individually, until such attorney-in-fact is no longer employed by the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date written below.

Date: May 19, 2020

Pontifax (Cayman) IV LP

By: Pontifax 4 GP LP, its general partner

By: Pontifax Management 4 G.P. (2015) Ltd., its general partner

Signature: /s/ Tomer Kariv

Name: Tomer Kariv

Title: Director

Pontifax (China) IV LP

By: Pontifax 4 GP LP, its general partner

By: Pontifax Management 4 G.P. (2015) Ltd., its general partner

Signature: /s/ Tomer Kariv

Name: Tomer Kariv

Title: Director

Pontifax (Israel) IV LP

By: Pontifax 4 GP LP, its general partner

By: Pontifax Management 4 G.P. (2015) Ltd., its general partner

Signature: /s/ Tomer Kariv

Name: Tomer Kariv

Title: Director

Pontifax 4 GP LP

By: Pontifax Management 4 G.P. (2015) Ltd., its general partner

Signature: /s/ Tomer Kariv

Name: Tomer Kariv

Title: Director

Pontifax Management 4 G.P. (2015) Ltd.

Signature: /s/ Tomer Kariv

Name: Tomer Kariv

Title: Director

Pontifax (Cayman) III LP

By: Pontifax Management Fund III LP, its general partner

By: Pontifax Management III G.P. (2011) Ltd., its general partner

Signature: /s/ Tomer Kariv

Name: Tomer Kariv

Title: Director

Pontifax (Israel) III LP

By: Pontifax Management Fund III LP, its general partner

By: Pontifax Management III G.P. (2011) Ltd., its general partner

Signature: /s/ Tomer Kariv

Name: Tomer Kariv

Title: Director

Pontifax Management Fund III LP

By: Pontifax Management III G.P. (2011) Ltd., its general partner

Signature: /s/ Tomer Kariv

Name: Tomer Kariv

Title: Director

Pontifax Management III G.P. (2011) Ltd.

Signature: /s/ Tomer Kariv

Name: Tomer Kariv

Title: Director